UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 12, 2020

YOUNGEVITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38116	90-0890517
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, CA 91914
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 934-3980

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	YGYI	OTCQX Market
Series D Preferred Stock	YGYIP	OTCQX Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On December 12, 2020, that certain 8% Credit Note, in the principal amount of $5,000,000 (the “Credit Note”), issued by CLR Roasters, LLC (“CLR”), a wholly owned subsidiary of Youngevity International, Inc. (the “Company’), under that certain Credit Agreement, dated as of December 13, 2018, by and between CLR, Siles Family Plantation Group and Carl Grover (“Grover”) became due and matured in accordance with its terms. CLR did not make the payment due upon the maturity date of the Credit Note and is in negotiations with the estate of Mr. Grover regarding a forbearance. Pursuant to a Security Agreement, dated December 13, 2018, entered into by CLR with Grover, the Credit Note is secured by a first priority lien granted by CLR in its green coffee inventory. In addition, CLR’s subsidiary, Siles Family Plantation Group S.A. executed a separate Guaranty Agreement, dated December 13, 2018, and Stephan Wallach and Michelle Wallach, pledged 1,500,000 shares of the Company’s Common Stock held by them to secure the Credit Note.

On December 31, 2020, that certain 18% Senior Secured Promissory Note, dated March 30, 2020, between the Company and Daniel J. Mangless (“Mangless”) in the principal amount of $1,000,000 (the “Mangless Note”) became due and matured in accordance with its terms. The Company do not make the payment due upon the maturity date of the note, has received a verbal forbearance from Mangless through January 31, 2021, and is in negotiations regarding an additional forbearance. Pursuant to a Pledge and Security Agreement, dated March 20, 2020, entered into by the Company and CLR Roasters, LLC (“CLR”) with Mangless, the Mangless Note is secured by a first priority lien granted by CLR in its rights under the Finance, Security and AR AP Monetization Agreement, dated March 6, 2020 by and between H&H Coffee Group Export Corp., H&H Export Y Cia. Ltda.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNGEVITY INTERNATIONAL, INC.

Date: January 29, 2021	By: /s/ William Thompson
Name: William Thompson
Title: Chief Financial Officer